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                               NASH-FINCH COMPANY

                       FIRST AMENDMENT TO CREDIT AGREEMENT

Harris Trust and Savings Bank                                  PNC Bank, N.A.
Chicago, Illinois                                              Chicago, Illinois

Bank of Montreal
Chicago, Illinois

Ladies and Gentlemen:

     We refer to the Credit Agreement dated as of October 8, 1996 (such Credit Agreement being hereinafter referred to as the "CREDIT AGREEMENT") and currently in effect between you and us. Capitalized terms used without definition below shall have the same meanings herein as they have in the Credit Agreement.

     The Borrower hereby applies to you (the "BANKS") to amend the requirements contained in the Credit Agreement for Subsidiary Guarantee Agreements.

     Accordingly, upon satisfaction of the conditions precedent to effectiveness set forth below, this letter shall serve as an agreement between the Banks and the Borrower amending the Credit Agreement as hereinafter set forth.

     1.   ADDITION OF DEFINED TERMS TO SECTION 6.1.

     The following definitions shall be, and hereby are, added to Section 6.1 of the Credit Agreement, as alphabetically appropriate:

     "MATERIAL SUBSIDIARY" shall mean (a) each Subsidiary (other than a Super Food Joint Venture) (i) which has (itself or in any of its subsidiaries) any ongoing business operations or (ii) which has (together with its subsidiaries) consolidated total assets with an aggregate book value as determined in accordance with GAAP of more than $50,000 as of the close of any quarterly accounting period ending on or after October 5, 1996, or (iii) which is obligated, or which has a subsidiary which is obligated, as of any time after the date hereof on any Debt and (b) each Subsidiary which is a Super Food Joint Venture if at any time (i) such Super Food Joint Venture (together with its subsidiaries) has consolidated gross revenues as determined in accordance with GAAP in excess of $10,000,000 during any four (4) consecutive quarterly accounting periods ending on or after October 5, 1996, or

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     (ii) such Super Food Joint Venture (together with its subsidiaries) has a consolidated tangible net worth (calculated for such Super Food Joint Venture and its subsidiaries in a manner consistent with determinations of Tangible Net Worth) in excess of $1,000,000 as of the end of any quarterly accounting period ending on or after October 5, 1996, or (iii) such Super Food Joint Venture (together with its subsidiaries) has outstanding Debt owed to the Borrower or any Subsidiary in excess of $500,000 in the aggregate as of any time on or after October 5, 1996, or
     (iv) the Borrower makes any new Investment in such Super Food Joint Venture or any of its subsidiaries for the benefit of such Super Food Joint Venture or subsidiary thereof except in the ordinary course of business to provide such Super Food Joint Venture or subsidiary thereof with ordinary and necessary working capital.

     "SUPER FOOD JOINT VENTURES" shall mean (i) Whitten Enterprises, Inc., an Ohio corporation, if and so long as such corporation is a Subsidiary but not a Wholly-Owned Subsidiary and (ii) New Castle Foods, Inc., an Indiana corporation, if and so long as such corporation is a Subsidiary but not a Wholly-Owned Subsidiary.

     2.  AMENDMENT TO SECTION 7.2.

     The following sentence shall be added to the end of Section 7.2 of the Credit Agreement:

     Each Material Subsidiary is a Guarantor and has executed a Subsidiary Guaranty Agreement pursuant to Section 9.1 hereof.

     3.  ADDITION OF NEW SECTION 8.7.

     A new Section 8.7 shall be added to the Credit Agreement to be and to read as follows:

          SECTION 8.7. SUBSIDIARIES OTHER THAN MATERIAL SUBSIDIARIES. Notwithstanding anything in Section 8 to the contrary, any Subsidiary which is not a Material Subsidiary shall not be required to execute a Subsidiary Guaranty Agreement.

     4.   AMENDMENT TO SECTION 9.1.

     The second sentence of Section 9.1 shall be deleted in its entirety and replaced with the following:

          As a condition to establishing or acquiring any Subsidiary, unless the Required Banks otherwise agree, the Borrower shall deliver an updated Schedule 7.2 reflect the new Subsidiary. In addition to the foregoing, as a

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          condition to establishing or acquiring a Subsidiary which is a
          Material Subsidiary, unless the Required Banks otherwise agree, the Borrower shall, within thirty (30) days after such establishment or acquisition, (i) cause such Material Subsidiary to execute a Subsidiary Guarantee Agreement and (ii) cause such Material Subsidiary to deliver documentation (including a legal opinion) similar to that described in Section 8.1(a) through (c) relating to the authorization for, execution and delivery of, and validity of such Material Subsidiary's obligations as a Guarantor hereunder and under the Subsidiary Guarantee Agreement in form and substance satisfactory to the Required Banks.

     5. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          (a)  The Borrower and the Banks shall have executed this Amendment.

          (b) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Banks and their counsel.

Upon satisfaction of such conditions precedent, this Amendment shall take effect as of October 8, 1996.

     6. REPRESENTATIONS REAFFIRMED. In order to induce the Banks to execute and deliver this Agreement, the Borrower hereby represents to the Banks that as of the date hereof and as of the time that this Amendment becomes effective, each of the representations and warranties set forth in Section 7 of the Credit Agreement, after giving effect to the amendments made hereby, are and shall be true and correct (except that the representations contained in Section 7.4 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks).

     7. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which shall constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Credit Agreement shall stand and remain unchanged and in full force and effect. No reference to this Amendment need be made in any note, instrument or other document making reference to the Credit Agreement, any reference to the Credit Agreement in any such note, instrument or other document to be deemed to be a reference to the Credit Agreement as amended hereby. The Borrower confirms its agreement to pay the reasonable fees and disbursements of Messrs. Chapman and Cutler, counsel to the Administrative Agent, in connection with the preparation,

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execution and delivery of this Amendment and the transactions and documents contemplated hereby. This instrument shall be construed and governed by and in accordance with the laws of the State of Illinois (without regard to principles of conflicts of laws).

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     Dated as of this ___ day of December, 1996 but effective (as set forth above) as of October 8, 1996.

                                        NASH-FINCH COMPANY


                                        By
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------

     Accepted and agreed to as of the date last above written.


                                        HARRIS TRUST AND SAVINGS BANK, in its
                                          individual capacity as a Bank and as
                                          Administrative Agent


                                        By
                                           Its Vice President


                                        BANK OF MONTREAL, in its individual
                                           capacity as a Bank and as Syndication
                                           Agent


                                        By
                                           Its
                                               --------------------------------


                                        PNC BANK, NATIONAL ASSOCIATION, in its
                                           individual capacity as a Bank and as
                                           Syndication Agent

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                                        By
                                           Its
                                               --------------------------------
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